                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned director, President and Chief Executive Officer of Marathon Oil Corporation, a Delaware corporation (the "Company") hereby constitutes and appoints John T. Mills and Albert G. Adkins, or any one of them, as my true and lawful attorneys-in-fact and agents, each with the power of substitution and re-substitution, to sign and execute, for me and on my behalf, a universal shelf registration statement on Form S-1, S-3 or other appropriate form, including without limitation any registration statement of the type contemplated by Rule 462(b) of the rules and regulations promulgated under the Securities Act of 1933, as amended, in connection with registering, in addition to the $685,719,300 of existing registered shelf capacity, $2.5 billion aggregate amount of common stock, preferred stock and other equity securities, debt securities, trust preferred securities and/or other securities, including without limitation, (i) warrants or other securities convertible into or exchangeable for other equity or debt securities, (ii) contracts that would obligate the holders thereof to purchase from the Company, and the Company to sell to the holders, a specified number of shares of common stock at a future date ("Stock Purchase Contracts"), (iii) capital or preferred securities (the "Preferred Securities") of one or more business trusts or other financial entities (collectively, the "Trusts"), (iv) guarantees by the Company of payment ("Trust Preferred Guarantees") with regard to the Preferred Securities, (v) debentures and other debt securities issued to the Trusts ("Debentures" and, collectively with the Preferred Securities and the Trust Preferred Guarantees, the "Trust Preferred Securities") and (vi) units consisting of (A) stock Purchase contracts and (B) debt securities of the Company, Trust Preferred Securities or debt obligations of third parties, including all amendments thereto, including post-effective amendments, or other filings as may be required pursuant to the Securities Act of 1933, as amended (the "Act"), the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including the rules and regulations of the Securities and Exchange Commission promulgated thereunder, and the Trust Indenture Act of 1939, as amended (the "Trust Act"), in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable the Company to comply with the Act, the Exchange Act, the Trust and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of April, 2002.


                                                    /s/ CLARENCE P. CAZALOT, JR.
                                                    ----------------------------
                                                    Clarence P. Cazalot, Jr.

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned Chief Financial Officer of Marathon Oil Corporation, a Delaware corporation (the "Company") hereby constitutes and appoints Clarence P. Cazalot, Jr. and Albert G. Adkins, or any one of them, as my true and lawful attorneys-in-fact and agents, each with the power of substitution and re-substitution, to sign and execute, for me and on my behalf, a universal shelf registration statement on Form S-1, S-3 or other appropriate form, including without limitation any registration statement of the type contemplated by Rule 462(b) of the rules and regulations promulgated under the Securities Act of 1933, as amended, in connection with registering, in addition to the $685,719,300 of existing registered shelf capacity, $2.5 billion aggregate amount of common stock, preferred stock and other equity securities, debt securities, trust preferred securities and/or other securities, including without limitation. (i) warrants or other securities convertible into or exchangeable for other equity or debt securities, (ii) contracts that would obligate the holders thereof to purchase from the Company, and the Company to sell to the holders, a specified number of shares of common stock at a future date ("Stock Purchase Contracts"), (iii) capital or preferred securities (the "Preferred Securities") of one or more business trusts or other financing entities (collectively, the "Trusts"), (iv) guarantees by the Company of payment ("Trust Preferred Guarantees") with regard to the Preferred Securities, (v) debentures and other debt securities issued to the Trusts ("Debentures" and, collectively with the Preferred Securities and the Trust Preferred Guarantees, the "Trust Preferred Securities") and (vi) units consisting of (A) Stock Purchase Contracts and (B) debt securities of the Company, Trust Preferred Securities or debt obligations of third parties, including all amendments thereto, including post-effective amendments, or other filings as may be required pursuant to the Securities Act of 1933, as amended (the "Act"), the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including the rules and regulations of the Securities and Exchange Commission promulgated thereunder, and the Trust Indenture Act of 1939, as amended (the "Trust Act"), in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable the Company to comply with the Act, the Exchange Act, the Trust Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of April, 2002.


                                                        /s/ JOHN T. MILLS
                                                        ------------------------
                                                        John T. Mills

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned Vice President, Accounting and Controller of Marathon Oil Corporation, a Delaware corporation (the "Company") hereby constitutes and appoints Clarence P. Cazalot, Jr. and John T. Mills, or any one of them, as my true and lawful attorneys-in-fact and agents, each with the power of substitution and re-substitution, to sign and execute, for me and on my behalf, a universal shelf registration statement on Form S-1, S-3 or other appropriate form, including without limitation any registration statement of the type contemplated by Rule 462(b) of the rules and regulations promulgated under the Securities Act of 1933, as amended, in connection with registering, in addition to the $685,719,300 of existing registered shelf capacity, $2.5 billion aggregate amount of common stock, preferred stock and other equity securities, debt securities, trust preferred securities and/or other securities, including without limitation, (i) warrants or other securities convertible into or exchangeable for other equity or debt securities, (ii) contracts that would obligate the holders thereof to purchase from the Company, and the Company to sell to the holders, a specified number of shares of common stock at a future date ("Stock Purchase Contracts"), (iii) capital or preferred securities (the "Preferred Securities") of one or more business trusts or other financing entities (collectively, the "Trusts"), (iv) guarantees by the Company of payment ("Trust Preferred Guarantees") with regard to the Preferred Securities, (v) debentures and other debt securities issued to the Trusts ("Debentures" and, collectively with the Preferred Securities and the Trust Preferred Guarantees, the "Trust Preferred Securities") and (vi) units consisting of (A) Stock Purchase Contracts and (B) debt securities of the Company, Trust Preferred Securities or debt obligations of third parties, including all amendments thereto, including post-effective amendments, or other filings as may be required pursuant to the Securities Act of 1933, as amended (the "Act"), the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including the rules and regulations of the Securities and Exchange Commission promulgated thereunder, and the Trust Indenture Act of 1939, as amended (the "Trust Act"), in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable the Company to comply with the Act, the Exchange Act, the Trust Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of April, 2002.


                                                        /s/ ALBERT G. ADKINS
                                                        ------------------------
                                                        Albert G. Adkins

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned director of Marathon Oil Corporation, a Delaware corporation (the "Company") hereby constitutes and appoints Clarence P. Cazalot, Jr., John T. Mills and Albert G. Adkins, or any one of them, as my true and lawful attorneys-in-fact and agents, each with the power of substitution and re-substitution, to sign and execute, for me and on my behalf, a universal shelf registration statement on Form S-1, S-3 or other appropriate form, including without limitation any registration statement of the type contemplated by Rule 462(b) of the rules and regulations promulgated under the Securities Act of 1933, as amended, in connection with registering. In addition to the $685,719,300 of existing registered shelf capacity, $2.5 billion aggregate amount of common stock, preferred stock and other equity securities, debt securities, trust preferred securities and/or other securities, including without limitation, (i) warrants or other securities convertible into or exchangeable for other equity or debt securities, (ii) contracts that would obligate the holders thereof to purchase from the Company, and the Company to sell to the holders, a specified number of shares of common stock at a future date ("Stock Purchase Contracts"), (iii) capital or preferred securities (the "Preferred Securities") of one or more business trusts or other financing entities (collectively, the "Trusts"), (iv) guarantees by the Company of payment ("Trust Preferred Guarantees") with regard to the Preferred Securities, (v) debentures and other debt securities issued to the Trusts ("Debentures" and, collectively with the Preferred Securities and the Trust Preferred Guarantees, the "Trust Preferred Securities") and (vi) units consisting of (A) Stock Purchase Contracts and (B) debt securities of the Company, Trust Preferred Securities or debt obligations of third parties, including all amendments thereto, including post-effective amendments or other filings as may be required pursuant to the Securities Act of 1933, as amended (the "Act"), the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including the rules and regulations of the Securities and Exchange Commission promulgated thereunder, and the Trust Indenture Act of 1939, as amended (the "Trust Act"), in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable the Company to comply with the Act, the Exchange Act, the Trust Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of April, 2002.


                                                        /s/ DAVID A. DABERKO
                                                        ------------------------
                                                        David A. Daberko

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned director of Marathon Oil Corporation, a Delaware corporation (the "Company") hereby constitutes and appoints Clarence P. Cazalot, Jr., John T. Mills and Albert G. Adkins, or any one of them, as my true and lawful attorneys-in-fact and agents, each with the power of substitution and re-substitution, to sign and execute, for me and on my behalf, a universal shelf registration statement on Form S-1, S-3 or other appropriate form, including without limitation any registration statement of the type contemplated by Rule 462(b) of the rules and regulations promulgated under the Securities Act of 1933, as amended, in connection with registering, in addition to the $235,719,300 of existing registered shelf capacity, up to $2.5 billion aggregate amount of common stock, preferred stock and other equity securities, debt securities, trust preferred securities and/or other securities, including without limitation, (i) warrants or other securities convertible into or exchangeable for other equity or debt securities, (ii) contracts that would obligate the holders thereof to purchase from the Company, and the Company to sell to the holders, a specified number of shares of common stock at a future date ("Stock Purchase Contracts"), (iii) capital or preferred securities (the "Preferred Securities") of one or more business trusts or other financing entities (collectively, the "Trusts"), (iv) guarantees by the Company of payment ("Trust Preferred Guarantees") with regard to the Preferred Securities, (v) debentures and other debt securities issued to the Trusts ("Debentures" and, collectively with the Preferred Securities and the Trust Preferred Guarantees, the "Trust Preferred Securities") and (vi) units consisting of (A) Stock Purchase Contracts and (B) debt securities of the Company, Trust Preferred Securities or debt obligations of third parties, including all amendments thereto, including post-effective amendments, any and all exhibits and documents relating thereto, or other filings as may be required pursuant to the Securities Act of 1933, as amended (the "Act"), the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including the rules and regulations of the Securities and Exchange Commission promulgated thereunder, and the Trust Indenture Act of 1939, as amended (the "Trust Act"), in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable the Company to comply with the Act, the Exchange Act, the Trust Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of September, 2002.


                                                        /s/ WILLIAM L. DAVIS
                                                        ------------------------
                                                        William L. Davis

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned director of Marathon Oil Corporation, a Delaware corporation (the "Company") hereby constitutes and appoints Clarence P. Cazalot, Jr., John T. Mills and Albert G. Adkins, or any one of them, as my true and lawful attorneys-in-fact and agents, each with the power of substitution and re-substitution, to sign and execute, for me and on my behalf, a universal shelf registration statement on Form S-1, S-3 or other appropriate form, including without limitation any registration statement of the type contemplated by Rule 462(b) of the rules and regulations promulgated under the Securities Act of 1933, as amended, in connection with registering, in addition to the $685,719,300 of existing registered shelf capacity, $2.5 billion aggregate amount of common stock, preferred stock and other equity securities, debt securities, trust preferred securities and/or other securities, including without limitation, (i) warrants or other securities convertible into or exchangeable for other equity or debt securities, (ii) Contracts that would obligate the holders thereof to purchase from the Company, and the Company to sell to the holders, a specified number of shares of common stock at a future date ("Stock Purchase Contracts"), (iii) capital or preferred securities (the "Preferred Securities") of one or more business trusts or other financing entities (collectively, the "Trusts"), (iv) guarantees by the Company of payment ("Trust Preferred Guarantees") with regard to the Preferred Securities, (v) debentures and other debt securities issued to the Trusts ("Debentures" and, collectively with the Preferred Securities and the Trust Preferred Guarantees, the "Trust Preferred Securities") and (vi) units consisting of (A) Stock Purchase Contracts and (B) debt securities of the Company, Trust Preferred Securities or debt obligations of third parties, including all amendments thereto, including post-effective amendments, or other filings as may be required pursuant to the Securities Act of 1933, as amended (the "Act"), the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including the rules and regulations of the Securities and Exchange Commission promulgated thereunder, and the Trust Indenture Act of 1939, as amended (the "Trust Act"), in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable the Company to comply with the Act, the Exchange Act, the Trust Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of April, 2002.


                                                        /s/ SHIRLEY ANN JACKSON
                                                        ------------------------
                                                        Dr. Shirley Ann Jackson

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned director of Marathon Oil Corporation, a Delaware corporation (the "Company") hereby constitutes and appoints Clarence P. Cazalot, Jr., John T. Mills and Albert G. Adkins, or any one of them, as my true and lawful attorneys-in-fact and agents, each with the power of substitution and re-substitution, to sign and execute, for me and on my behalf, a universal shelf registration statement on Form S-1, S-3 or other appropriate form, including without limitation any registration statement of the type contemplated by Rule 462(b) of the rules and regulations promulgated under the Securities Act of 1933, as amended, in connection with registering, in addition to the $235,719,300 of existing registered shelf capacity, up to $2.5 billion aggregate amount of common stock, preferred stock and other equity securities, debt securities, trust preferred securities and/or other securities, including without limitation, (i) warrants or other securities convertible into or exchangeable for other equity or debt securities, (ii) contracts that would obligate the holders thereof to purchase from the Company, and the Company to sell to the holders, a specified number of shares of common stock at a future date ("Stock Purchase Contracts"), (iii) capital or preferred securities (the "Preferred Securities") of one or more business trusts or other financing entities (collectively, the "Trusts"), (iv) guarantees by the Company of payment ("Trust Preferred Guarantees") with regard to the Preferred Securities, (v) debentures and other debt securities issued to the Trusts ("Debentures" and, collectively with the Preferred Securities and the Trust Preferred Guarantees, the "Trust Preferred Securities") and (vi) units consisting of (A) Stock Purchase Contracts and (B) debt securities of the Company, Trust Preferred Securities or debt obligations of third parties, including all amendments thereto, including post-effective amendments, any and all exhibits and documents relating thereto, or other filings as may be required pursuant to the Securities Act of 1933, as amended (the "Act"), the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including the rules and regulations of the Securities and Exchange Commission promulgated thereunder, and the Trust Indenture Act of 1939, as amended (the "Trust Act"), in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable the Company to comply with the Act, the Exchange Act, the Trust Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of September, 2002.


                                                        /s/ PHILIP LADER
                                                        -----------------------
                                                        Philip Lader

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned director of Marathon Oil Corporation, a Delaware corporation (the "Company") hereby constitutes and appoints Clarence P. Cazalot, Jr., John T. Mills and Albert G. Adkins, or any one of them, as my true and lawful attorneys-in-fact and agents, each with the power of substitution and re-substitution, to sign and execute, for me and on my behalf, a universal shelf registration statement on Form S-1, S-3 or other appropriate form, including without limitation any registration statement of the type contemplated by Rule 462(b) of the rules and regulations promulgated under the Securities Act of 1933, as amended, in connection with registering, in addition to the $685,719,300 of existing registered shelf capacity, $2.5 billion aggregate amount of common stock, preferred stock and other equity securities, debt securities, trust preferred securities and/or other securities, including without limitation, (i) warrants or other securities convertible into or exchangeable for other equity or debt securities, (ii) contracts that would obligate the holders thereof to purchase from the Company, and the Company to sell to the holders, a specified number of shares of common stock at a future date ("Stock Purchase Contracts"), (iii) capital or preferred securities (the "Preferred Securities") of one or more business trusts or other financing entities (collectively, the "Trusts"), (iv) guarantees by the Company of payment ("Trust Preferred Guarantees") with regard to the Preferred Securities, (v) debentures and other debt securities issued to the Trusts ("Debentures" and, collectively with the Preferred Securities and the Trust Preferred Guarantees, the "Trust Preferred Securities") and (vi) units consisting of (A) Stock Purchase Contracts and
(B) debt securities of the Company, Trust Preferred Securities or debt obligations of third parties, including all amendments thereto, including post-effective amendments, or other filings as may be required pursuant to the Securities Act of 1933, as amended (the "Act"), the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including the rules and regulations of the Securities and Exchange Commission promulgated thereunder, and the Trust Indenture Act of 1939, as amended (the "Trust Act"), in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable the Company to comply with the Act, the Exchange Act, the Trust Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of April, 2002.


                                                        /s/  CHARLES R. LEE
                                                        ------------------------
                                                        Charles R. Lee

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned director of Marathon Oil Corporation, a Delaware corporation (the "Company") hereby constitutes and appoints Clarence P. Cazalot, Jr., John T. Mills and Albert G. Adkins, or any one of them, as my true and lawful attorneys-in-fact and agents, each with the power of substitution and re-substitution, to sign and execute, for me and on my behalf, a universal shelf registration statement on Form S-1, S-3 or other appropriate form, including without limitation any registration statement of the type contemplated by Rule 462(b) of the rules and regulations promulgated under the Securities Act of 1933, as amended, in connection with registering, in addition to the $685,719,300 of existing registered shelf capacity, $2.5 billion aggregate amount of common stock, preferred stock and other equity securities, debt securities, trust preferred securities and/or other securities, including without limitation, (i) warrants or other securities convertible into or exchangeable for other equity or debt securities, (ii) contracts that would obligate the holders thereof to purchase from the Company, and the Company to sell to the holders, a specified number of shares of common stock at a future date ("Stock Purchase Contracts"), (iii) capital or preferred securities (the "Preferred Securities") of one or more business trusts or other financing entities (collectively, the "Trusts"), (iv) guarantees by the company of payment ("Trust Preferred Guarantees") with regard to the Preferred Securities, (v) debentures and other debt securities issued to the Trusts ("Debentures" and, collectively with the Preferred Securities and the Trust Preferred Guarantees, the "Trust Preferred Securities") and (vi) units consisting of (A) Stock Purchase Contracts and
(B) debt securities of the Company, Trust Preferred Securities or debt obligations of third parties, including all amendments thereto, including post-effective amendments, or other filings as may be required pursuant to the Securities Act of 1933, as amended (the "Act"), the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including the rules and regulations of the Securities and Exchange Commission promulgated thereunder, and the Trust Indenture Act of 1939, as amended (the "Trust Act"), in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable the Company to comply with the Act, the Exchange Act, the Trust Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of April, 2002.


                                                       /s/ DENNIS H. REILLEY
                                                       -------------------------
                                                       Dennis H. Reilley

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned director of Marathon Oil Corporation, a Delaware corporation (the "Company") hereby constitutes and appoints Clarence P. Cazalot, Jr., John T. Mills and Albert G. Adkins, or any one of them, as my true and lawful attorneys-in-fact and agents, each with the power of substitution and re-substitution, to sign and execute, for me and on my behalf, a universal shelf registration statement on Form S-1, S-3 or other appropriate form, including without limitation any registration statement of the type contemplated by Rule 462(b) of the rules and regulations promulgated under the Securities Act of 1933, as amended, in connection with registering, in addition to the $685,719,300 of existing registered shelf capacity, $2.5 billion aggregate amount of common stock, preferred stock and other equity securities, debt securities, trust preferred securities and/or other securities, including without limitation, (i) warrants or other securities convertible into or exchangeable for other equity or debt securities, (ii) contracts that would obligate the holders thereof to purchase from the Company, and the Company to sell to the holders, a specified number of shares of common stock at a future date ("Stock Purchase Contracts"), (iii) capital or preferred securities (the "Preferred Securities") of one or more business trusts or other financing entities (collectively, the "Trusts"), (iv) guarantees by the Company of payment ("Trust Preferred Guarantees") with regard to the Preferred Securities, (v) debentures and other debt securities issued to the Trusts ("Debentures" and, collectively with the Preferred Securities and the Trust Preferred Guarantees, the "Trust Preferred Securities") and (vi) units consisting of (A) Stock Purchase Contracts and (B) debt securities of the Company, Trust Preferred Securities or debt obligations of third parties, including all amendments thereto, including post-effective amendments, or other filings as may be required pursuant to the Securities Act of 1933, as amended (the "Act"), the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including the rules and regulations of the Securities and Exchange Commission promulgated thereunder, and the Trust Indenture Act of 1939, as amended (the "Trust Act"), in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable the Company to comply with the Act, the Exchange Act, the Trust Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of April, 2002.


                                                        /s/ SETH E. SCHOFIELD
                                                        ------------------------
                                                        Seth E. Schofield

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned director and Chairman of the Board of Marathon Oil Corporation, a Delaware corporation (the "Company") hereby constitutes and appoints Clarence P. Cazalot, Jr., John T. Mills and Albert G. Adkins, or any one of them, as my true and lawful attorneys-in-fact and agents, each with the power of substitution and re-substitution, to sign and execute, for me and on my behalf, a universal shelf registration statement on Form S-1, S-3 or other appropriate form, including without limitation any registration statement of the type contemplated by Rule 462(b) of the rules and regulations promulgated under the Securities Act of 1933, as amended, in connection with registering, in addition to the $685,719,300 of existing registered shelf capacity, $2.5 billion aggregate amount of common stock, preferred stock and other equity securities, debt securities, trust preferred securities and/or other securities, including without limitation, (i) warrants or other securities convertible into or exchangeable for other equity or debt securities, (ii) contracts that would obligate the holders thereof to purchase from the Company, and the Company to sell to the holders, a specified number of shares of common stock at a future date ("Stock Purchase Contracts"), (iii) capital or preferred securities (the "Preferred Securities") of one or more business trusts or other financing entities (collectively, the "Trusts"), (iv) guarantees by the Company of payment ("Trust Preferred Guarantees") with regard to the Preferred Securities, (v) debentures and other debt securities issued to the Trusts ("Debentures" and, collectively with the Preferred Securities and the Trust Preferred Guarantees, the "Trust Preferred Securities") and (vi) units consisting of (A) Stock Purchase Contracts and (B) debt securities of the Company, Trust Preferred Securities or debt obligations of third parties, including all amendments thereto, including post-effective amendments, or other filings as may be required pursuant to the Securities Act of 1933, as amended (the "Act"), the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including the rules and regulations of the Securities and Exchange Commission promulgated thereunder, and the Trust Indenture Act of 1939, as amended (the "Trust Act"), in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable the Company to comply with the Act, the Exchange Act, the Trust Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of April, 2002.


                                                       /s/ THOMAS J. USHER
                                                       -------------------------
                                                       Thomas J. Usher

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned director of Marathon Oil Corporation, a Delaware corporation (the "Company") hereby constitutes and appoints Clarence P. Cazalot, Jr., John T. Mills and Albert G. Adkins, or any one of them, as my true and lawful attorneys-in-fact and agents, each with the power of substitution and re-substitution, to sign and execute, for me and on my behalf, a universal shelf registration statement on Form S-1, S-3 or other appropriate form, including without limitation any registration statement of the type contemplated by Rule 462(b) of the rules and regulations promulgated under the Securities Act of 1933, as amended, in connection with registering, in addition to the $685,719,300 of existing registered shelf capacity, $2.5 billion aggregate amount of common stock, preferred stock and other equity securities, debt securities, trust preferred securities and/or other securities, including without limitation, (i) warrants or other securities convertible into or exchangeable for other equity or debt securities, (ii) contracts that would obligate the holders thereof to purchase from the Company, and the Company to sell to the holders, a specified number of shares of common stock at a future date ("Stock Purchase Contracts"), (iii) capital or preferred securities (the "Preferred Securities") of one or more business trusts or other financing entities (collectively, the "Trusts"), (iv) guarantees by the Company of payment ("Trust Preferred Guarantees") with regard to the Preferred Securities, (v) debentures and other debt securities issued to the Trusts ("Debentures" and, collectively with the Preferred Securities and the Trust Preferred Guarantees, the "Trust Preferred Securities") and (vi) units consisting of (A) Stock Purchase Contracts and
(B) debt securities of the Company, Trust Preferred Securities or debt obligations of third parties, including all amendments thereto, including post-effective amendments, or other filings as may be required pursuant to the Securities Act of 1933, as amended (the "Act"), the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including the rules and regulations of the Securities and Exchange Commission promulgated thereunder, and the Trust Indenture Act of 1939, as amended (the "Trust Act"), in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable the Company to comply with the Act, the Exchange Act, the Trust Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of April, 2002.


                                                      /s/ DOUGLAS C. YEARLEY
                                                      -------------------------
                                                      Douglas C. Yearley